[EXHIBIT 10.1.28]

                 OPTION AND ACQUISITION AGREEMENT

            "Libertad" (aka Heroes of the Third World War)


      AGREEMENT dated as of December 20, 2004, by and between Allied Capital Corporation (formerly Katherine Smalley Productions Inc and Katherine Smalley Properties Inc.), a company incorporated pursuant to the laws of Ontario having its head office at 368 Brunswick Avenue, Toronto, in the province of Ontario, Canada the ("Owner") and Film and Music Entertainment Inc., a company incorporated under the laws of the state of Nevada with offices at 5670 Wilshire Blvd., Los Angeles, in the state of California herein referred to as the ("Purchaser").

     WHEREAS:

I. The Purchaser is desirous of acquiring from the Owner an option (the "Option") to purchase all right, title and copy right in and to an original story by Katherine Smalley and a screenplay based thereon by William Nicholson (the "Writers") provisionally or definitively entitled "Libertad" also known as "Heroes of the Third World War" date 1992 (Jointly, the "Property"), as such term is more fully defined in subsection 3a(i) hereof, for the purposes of carrying out the development and the production and distribution of, inter alia, a motion picture film (the "Film" or the "Picture" ).

II. The Owner is desirous of granting the Option to the Purchaser.

NOW, THERFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

1.      Option
        ------

        In consideration of the payment by the Purchaser of the sum of Twenty Five Thousand U.S. Dollars ($25.000.00 USD) (the "Initial Option Payment"), (which shall be applicable against the Purchase Price set forth in Paragraph 2 b)) the receipt and sufficiency of which are hereby acknowledged, the Owner hereby grants to the Purchaser an irrevocable and exclusive option, for a period of one (1) year commencing on December 20, 2004 and ending on December 31, 2005 (the "Initial Option Period") to purchase all of the Rights (as such term is defined in 3(a)(ii) below) in and to the Property (as such term is defined in 3(a)(i) below).

       In consideration of the payment by the Purchaser of the additional sum of Twelve Thousand Five hundred U.S. Dollars ($12,500.00 USD) (which shall be applicable against the Purchase Price set forth in paragraph 2 b)) paid any time prior to the end of the Initial Option Period, the Purchaser shall be entitled to extend the Option for a further period of six (6) months (the "Second Option Period"), commencing on December 31, 2005 and ending June 30, 2005. If the Initial Option Period or Second Option Period ends in as Saturday, Sunday, or holiday, it will be deemed to end on the close of business in Los Angeles, California on the first succeeding business day. Purchaser shall pay Owner, upon execution of this agreement. The Purchaser acknowledges that the Owner has delivered all documents required to authenticate Owner's chain of title and Purchaser has reviewed and approved such documents.

       The Initial Option Period and the Second Option Period are collectively herein referred to as the "Option Period".

       Throughout the Option Period, the Purchaser shall have the right to engage in any and all activities in respect of the property which are typical in the entertainment industry with respect to the development and preproduction stages of a film (the "Development
Period"), such development activities to include, without limitation, the exclusive rights to:


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i)	Negotiate and enter into any contracts relating to the
financing, production and/or distribution of the Film. Without limiting the foregoing, the Purchaser shall have the right to obtain an interim financing commitment from a recognized bank or financial institution for financing of the Film;

ii) Revise the screenplay and hire writers other than the Owner to do so at the sole discretion of the Purchaser.

iii)	Carry out chain of title searches and any other searches
relating to the conveyance to the Purchaser of the necessary title to exploit the rights granted to the Purchaser hereunder.

       Purchaser shall have no liability to the Owner with respect to any pre-existing development funding expenses, save and except for the obligations specified in Section 8, regardless of whether the Purchaser does, or does not, exercise the Option during the Option Period.

2.     Exercise of the Option and Acquisition of the Rights
       ----------------------------------------------------

a)     Exercise of Option

       The Purchaser may at any time during the Option Period exercise the Option and thereby acquire the Rights (as such term is Defined in 3(a)(ii) below), by payment to the Owner (subject to paragraph 4 hereunder), upon exercise of the Option, of the Purchase Price (as such term is hereafter defined). The Purchaser shall be deemed to have secured the financing for the development and production of the film at such time as a completion bond covering the Picture becomes effective. If negotiations with a financier are occurring at the expiration of the Option Period (as it may be extended in paragraph I above), the Option Period shall be automatically deemed extended for a period not to exceed thirty (30) days in order to complete subsequent negotiations. In the event the Purchaser fails to duly and timely exercise the Option, the Option shall terminate and the Owner shall be free to grant the Rights to any third party without further obligation to the Purchaser subject to Section 10 herein. If within two (2) years after the termination of the Option, the Film is subsequently produced with financing arranged for by a person or corporate entity, to which the Owner is introduced by John Daly or other employees of the Purchaser, the provisions of this Agreement shall apply even though the Exclusive option Period has terminated.

       In the event that the Purchaser exercises the Option during the Option Period but does not commence principal photography within four (4) years from the date of the exercise of the Option, all Rights granted to the Purchaser herein, shall revert to the Owner without any reimbursement of the Purchase Price, Development, or Pre-Production Expenses, and the Owner shall be free to grant the Rights to any third party without further obligation to the Purchaser.

b)     Purchase Price

       The Purchase Price means an amount equal to Two and One Quarter percent (2.25%) of the cash Film Budget with a minimum price of Two Hundred Twenty Five Thousand U.S. Dollars ($225,000.00 USD). The cash Film Budget shall mean the final budget approved by, the completion bonder (or financier if there is no completion bond) but after deducting interest and financing costs, producer's fees to Owner, Purchaser and its employees, overhead and contingencies. Any and all sums paid to Owner pursuant to Paragraph 1 shall be applied to and reduce the amount payable on exercise of the Option.

3.     Grant of Rights
       ---------------

a)     Rights Granted


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This Option refers to the exclusive and irrevocable right
of the Purchaser to irrevocably acquire, upon exercise of the Option, the Rights (as such term is defined in 3(a)(ii) below) in and to the Property (as such term is more defined in 3(a)(i) below).

       (i)    The Property

       For the purposes hereof, the "Property" shall mean the original story by Katherine Smalley, treatment and screenplay by William Nicholson provisionally or definitively entitled "Libertad" dated 1992 and all past, present and future versions and all rights in and to the Property, including any rewrites or polishes written by the Writers, and including, without limitation, the title, central premise, setting, format, contents, characters, characterizations, stories, original idea and concept created by the Writers, and other elements contained therein, all of which rights the Owner owns entirely and without limitation or restriction throughout the world and in perpetuity, with full and unrestricted rights to assign all right title and interest in and to the property free and clear of any liens, claims or encumbrances. Owner's right in the Property are not subject to any rights of reversion or rescission. Owner has acquired all right and copyright of any kind and nature that were owned or acquired by Katherine Smalley Productions Inc. ("KSP") in or to the Property or any literary material that is part of the Property.

       (ii)   The Rights

       For the purposes hereof, the "Rights" shall mean all rights, title and interest and all copyright in and to the Property, such Rights to be granted, assigned and conveyed to the Purchaser irrevocably, in perpetuity, exclusively, throughout the universe in any and all languages and for exploitation in all media, whether now known or hereafter in existence, including, without limitation, exploitation on line, electronically or by internet or other means now known or hereinafter discovered including, but not limited to, all motion picture, television and allied rights which shall include, without limitation, the exclusive worldwide, perpetual rights to produce one or more motion pictures and remakes and sequels thereof, television long form and series rights, merchandising and commercial tie-up rights, screenplay publishing rights, promotional rights for any advertising related to any production based upon the rights acquired and ancillary rights, and the perpetual, exclusive, universe-wide right to distribute, exploit and otherwise use any such production in any and all media whether now known or hereafter discovered, including, without limitation, soundtrack album, free television, cable television, syndication, pay television, satellite, pay-per-view television, closed circuit telecast, home video, CD and laser disk, DVD, internet, and non-theatrical rights and any and all other distribution and delivery media, whether now known or hereafter discovered. Without limiting the foregoing, Owner hereby irrevocably assigns, licenses and grants to Purchaser, throughout the universe, in perpetuity, the rights, if any, of Owner to authorize, prohibit and/or control the renting, lending, fixation, reproduction and/or other exploitation of any motion picture or other production based on the Screenplay by any media and means now known or hereafter devised as may be conferred upon Owner under applicable laws, regulations or directives, including without limitation, any so-called rental and lending rights pursuant to any European Economic Community ("EEC") directives and/or enabling or implementing legislation, laws or regulations enacted by the member nations of the EEC, and Owner acknowledges that the compensation payable under this Agreement, includes, without limitation, adequate and equitable remuneration for the "Rental and Lending Rights". Purchaser shall have the sole, perpetual right to use, exploit, advertise and exhibit the foregoing and the advertising, publicity and promotion thereof, in any and all media whether now known or hereafter devised, in all languages, as Purchaser in its sole and unfettered discretion shall determine. Such rights include, without limitation, all motion picture rights, sequel, remake and prequel rights and all novelization, publishing, merchandising, and ancillary rights with respect to the Property and the Film and all rights represented in the Purchase Agreement.

       The Owner hereby agrees that the exercise of the Option by the Purchaser shall trigger the express waiver by the Owner in favor of the Purchaser, its successors, assigns and licensees, of any so-called moral rights which the Owner may have, now and in the future, in and to the Purchaser, and such waiver shall be



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applicable throughout the world and for the duration of such moral rights and any renewal thereof.

4.     Credit
       ------

       It is agreed that the Owner shall receive a shared Producer credit on the Film with the Purchaser's representative John Daly in the form of "Producer" or "Executive producer" in the name of "Katherine Smalley", that may be on a separate card but in the same form and size as Mr. Daly's Producer credit as the parties shall mutually determine. Neither party shall receive Producer credit in ads unless the other one receives Producer credit and each of the parties shall receive Producer credit wherever the other receives Producer credit. The Writers shall receive a credit on tile Film in the form of "Writer William Nicholson", (or such other credit as the parties may agree upon) "Based On An Original Story By Katherine Smalley". If another writer is credited, it is understood and agreed that such credit shall be at the discretion of the Purchaser and the Owner and shall in all cases be subject to standard industry or regulatory exclusions as well as to the consent of distributors and financiers.

5.     Representations and Warranties
       ------------------------------

       The Owner represents and warrants as follows:

(a) The Owner has the right and power to enter into this agreement and to grant to the Purchaser the Rights set forth herein and all such rights are not encumbered in any way.

(b) The Owner has the full power to assign the Rights to the Purchaser.

(c) The Owner has not licensed, transferred assigned hypothecated or encumbered the Rights.

(d) The Owner is the owner of any and all right, title and interest including, without limitation, any copyright in the Property, and of all of the Rights being granted herein.

(e) The Property is an original work of authorship and does not violate or infringe upon the rights of any third party under the laws of copyright, trademark, privacy, publicity, defamation or otherwise.

(f) The Property has not previously been exploited in any medium and is not and will not be subject to any claims, liens or encumbrances, save and except the repayment of the development costs set forth at subparagraph 10 hereof.

(g) The Owner is, a corporation duly constituted to conduct business in the Province of Ontario, Canada.

6.     Bankruptcy
       ----------

       In the event the Purchaser or its successor or assignee who at the time is owner of the Option has been adjudicated bankrupt prior to the exercise of the Option, any and all rights granted to the Purchaser that have not been exercised by the Purchaser at that time, including any of the Rights contemplated by this option which remain unexercised, will, subject to the requirements of United States Bankruptcy Law, revert back to the Owner without any reimbursement of the Purchase Price, Pre-Existing Development Expenses, or other amounts received by the Owner and without any other formalities necessary thereto. For greater certainty, if the Purchaser has exercised the Option paid the Purchase Price and the Pre-Existing Development Expenses, but has not produced any prequel, sequel or remake thereof, then it is only the rights to the prequel, sequel and remake that would revert back to the Owner. If the Purchaser (or such successor or assignee) has exercised the Option, paid the Purchase Price and the Pre-Existing Development Expenses but has been adjudicated bankrupt prior to start of Principal Photography, then the rights to the Property (including the right to develop and



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produce the Picture), would also revert back to the Owner,
subject to the requirements of United States Bankruptcy Law and to any then existing liens.

7.    Assignment
      ----------

      The Purchaser may freely assign this Agreement or any of its rights and obligations hereunder to any wholly owned subsidiary or affiliate, or arms length entity formed by the Purchaser for the purpose of producing the Film, provided however that such assignee assumes all the Purchaser's obligations hereunder and under any agreements constituting the chain of title. Any Assignment by the Purchaser of this Agreement including all the Purchaser's obligations hereunder, to all unrelated third party shall require the prior approval of the Owner, Owner's approval shall not be unreasonably withheld. Such unrelated party shall assume in writing, all obligations set forth hereunder. The Owner may assign this Agreement, to a wholly owned subsidiary or affiliate without the prior consent of the Purchaser provided however that such assignee assumes all the Purchaser's obligations under the Writer's Agreement dated September 6, 1988 with William Nicholson. For greater certainty, provided that the Purchaser has exercised the Option, the Purchaser shall be wholly responsible for the performance of Owner's obligations under the Writers Agreement dated September 6, 1988 with William Nicholson.

8.    Approval
      --------

      The Purchaser shall reasonably seek the approval of the Owner during the period prior to the exercise of the Option, during production, post production and distribution, on all business, financial and creative aspects of the development, production and exploitation of the Property and the Film production(s) including sales and/or distribution of the Film. In the event of a dispute between the parties on matters pertaining to the financing of the Film the decision of Purchaser's representative John Daly shall be final. In the event of a dispute between the Owner and the Purchaser in respect of all other matters relating to the Film other than regarding the financing, the decision of the financier(s) as represented by the Purchaser's representative John Daly shall control.

9.    Producer's Fees
      ---------------

      It is anticipated, but not guaranteed, that the Budget shall include Producer's Fees to the Owner and the Purchaser represented by John Daly of Two Hundred and Fifty, Thousand US Dollars ($250,000.00 USD) each. If either party is obliged or desire to share or otherwise pay Producer's Fees or similar amounts to third parties, it shall be deducted from or paid out of the Producer's Fees payable to such person and not off the top. Any reduction of the budgeted Producer's Fees payable to Owner and Purchaser represented by John Daly shall be subject to mutual approval, it being agreed that the Producer's Fees payable to the Owner shall be equal to that payable to the Purchaser. The Purchaser and the Owner shall share equally all producer fees and the Producer's share of net profits of the Film. The Owner shall be paid all fees pro rata and pari passu with the Purchaser simultaneously, as provided for in the Budget. There is no floor as to the percentage of net profits paid to Owner or Purchaser.

      Producer's share of net profits of the Film shall be accounted for and paid to the Owner semi-annually for the first five (5) years following completion of the Film and annually thereafter. The Purchaser shall provide the Owner, on timely basis, with excerpts from the financing and distribution agreements entered into by the Purchaser in connection with the Film and specify the amount and timing of the payments to be made to the Owner there under. In addition the Owner shall have the right to examine the Purchaser's books and record annually on reasonable prior notice and during normal business hours in order to verify accounting and payments to the Owner. However any accounting or payment not questioned by the Owner within eighteen (18) months after having been



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rendered or made shall be deemed binding upon the Owner unless the Owner commences a court proceeding with respect to the same within six (6) months of the Purchaser denying the validity of such query in whole or in part.

10.   Pre-existing Development Funding Expenses
      -----------------------------------------

      The budget shall be determined by the Purchaser. Such budget shall include reimbursement to Owner for the development of the Film (to the extent supported by appropriate documentation) and for the assumption of liabilities specified in Schedule "B" hereto, to parties who previously provided development funding (the "Development Financiers"). The Owner has previously entered into agreements with the Secretary of State for Trade and Industry (England) ("British Screen Ventures"), the Canadian Broadcasting Corporation, Home Box Office Inc., Telefilm-Canada, Channel 4 Television Ltd. and the Owner is obligated to repay said Development Financiers. The owner has represented that the Development Financiers have, to date, advanced not more than $300,000 USD (at the current exchange rates of the respective currencies of the Development financiers as at the date of execution of this Agreement). The Owner has provided to the Purchaser, all of the contracts with such Development Financiers. The payments due to the Owner and the Development Financiers are set forth in Schedule "B" hereto. The Purchaser, its assignees or designated affiliates shall pay the amounts due to the Development Financiers (including the Owner) in the respective currencies of each of the Development Financiers, after exercise of the Option but not later than the first day of Principal Photography of the Film and the Purchaser shall indemnify the Owner against any obligations to such Development Financiers, in the amounts stated in Schedule "B".

     Upon exercise of the Option and payment of the Purchase Price, the Owner will assign its rights in the underlying story and in the existing screenplays to the Purchaser or its assignees or its designated affiliates, and the Purchaser or such assignees (whose obligations will be guaranteed by the Purchaser) will assume the obligations of the Owner under Owner's employment agreement with William Nicholson. The Owner will execute, acknowledge and deliver an Assignment and Purchase Agreement to the Purchaser. Purchaser shall reimburse Owner for or make payment of all development expenses and costs specified in Schedule "B" upon start of principal photography.

11.   Notices
      -------

      All notices and payments hereunder shall be given to the parties at their respective addresses first set forth above or at such other address as to which a party may give notice hereunder. All notices shall be sufficiently given when the same shall be deposited so addressed, postage prepaid, in the facilities of any overnight delivery service or delivered by personal delivery.

12.   Further Documents
      -----------------

      The Owner agrees to execute or cause to be executed at the Purchaser's request any and all additional documents or instruments necessary to effectuate the purposes of this agreement, including, without limitation a Short Form Assignment substantially in the form attached hereto as Schedule "A".

13.   General
      -------

      This agreement shall be interpreted under the laws of the State of California, United States of America and of the federal laws of the United States applicable therein. The parties consent to the jurisdiction of the state and federal courts having jurisdiction in the State of California over any action or proceeding arising out of or relating to this agreement. No waiver of any term hereof shall be deemed to be continuing or be deemed to waive any other term hereof. Each party's rights and remedies herein shall be cumulative and the exercise of any remedy or right shall not limit any other


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Remedy or right hereunder, at law or in equity. This agreement may not be modified, nor any provision waived except by a writing signed by both of the parties. This agreement, including Schedule "A" and Schedule "B" constitutes the entire understanding of the parties concerning the subject matter hereof; all prior negotiations and understandings are merged herein. Paragraph headings are for convenience and shall not be given any legal effect. Any schedule to this agreement shall form an integral part thereof. If any provision hereof is deemed to be illegal or unenforceable, then the remainder of the provisions shall be deemed to continue in full force and effect, and the illegal or unenforceable provision shall be deemed modified in such a way that its intent is nevertheless complied to the fullest extent legally possible.

14.   Remedies
      --------

      Upon the exercise of the Option under Section 2 above, the rights granted to Purchaser hereunder are irrevocable and shall not be subject to reversion. Owner hereby agrees that in the event of breach of this agreement by Purchaser, Owner's remedies shall be limited to an action for damages and in no event shall Owner be entitled to seek rescission, reversion, to injunctive or other equitable relief.

IN WITNESS WHEREOF, the parties here have caused this Agreement to be executed as of the day and year first above written.

Allied Capital Corporation             Film and Music
                                       Entertainment Inc.


By: /s/Katherine Smalley               By: /s/ John Daly
   -----------------------                -----------------------
          (Sig.)                                  (Sig.)

Its:  President                        Its:   Chairman
     ---------------------                 ----------------------



The undersigned each acknowledges that all rights the undersigned, or either of them, may have or may have had in and to the Property have been transferred or assigned by the undersigned, directly or by mesne assignment(s), or by Articles of to Allied Capital Corporation and further acknowledges and agree individually that any right of reversion or rescission that either of the undersigned may have had or has in regard to the Property or any part thereof is void and of no effect.

Katherine Smalley Productions Inc.


BY: Katherine Smalley (Sig.)                Katherine Smalley (Sig.)
    ------------------------                ------------------------
                                            Katherine Smalley


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EXHIBIT "A"

                 ASSIGNMENT - OPTION AGREEMENT

     KNOW ALL PERSONS BY THESE PRESENTS: That in consideration of the payment of One Dollar ($1.00) and other good and valuable consideration, receipt whereof is hereby acknowledged, the undersigned, Allied Capital Corporation (hereinafter referred to as the "Owner") hereby sell, grant, assign and set over unto Film and Music Entertainment Inc. (hereinafter referred to as the "Purchaser") and its representatives, successors and assigns forever, the irrevocable option to purchase from the undersigned all motion picture, television and allied rights throughout the world in perpetuity in and to that certain original literary work described as follows:

Title:    "Libertad" aka "Heroes of the Third World"   (Sreenplay)
           --------

Author:   William Nicholson
          -----------------

     The undersigned and Purchaser have entered into or intend to enter into a formal option agreement, relating to the transfer and assignment of the foregoing rights in and to said literary work, which rights and expiration dates are or will be more fully described in said option agreement dated as of December 20, 2004 and this Assignment is expressly made subject to all of the terms, conditions and provisions contained or to be contained in said option agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Assignment this 14th day of 01, 2005

                                                          Int. (sig.)

Allied Capital Corporation


By: Katherine Smalley (Sig.)
   ---------------------------

Its:   President
    --------------------------



     8

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                           SCHEDULE "B"
                           ------------

               Pre-existing Development Funding Expenses
               -----------------------------------------

British Screen Ventures                                  26,400 pounds*
-----------------------------------------------------------------------

Channel Four                                             2,047 pounds
-----------------------------------------------------------------------

Telefilm Canada                                          99,358 CDN$
-----------------------------------------------------------------------

Canadian Broadcasting Corporation                        37,500 CDN$
-----------------------------------------------------------------------

Allied Capital Corporation                               115,000 CDN$
-----------------------------------------------------------------------

HBO                                                      2,047 US$
-----------------------------------------------------------------------


* Plus accrued interest and 20% premium

























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